UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 2, 2016

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in charter)

DELAWARE	001-36745	59-2262718
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	file number)	Identification
Number)

50 Health Sciences Drive

Stony Brook, New York 11790
(Address of principal executive offices; zip code)

631-240-8800
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Private Placement of Common Stock and Warrants

On November 2, 2016, Applied DNA Sciences, Inc. (the “Company”) entered into a securities purchase agreement (“Securities Purchase Agreement”) with funds managed by Sabby Management, LLC (collectively, the “Investors”). Pursuant to the Securities Purchase Agreement, the Investors agreed to purchase, in a private placement (the “Private Placement”), 2,272,727 shares (the “Shares”) of the Company’s common stock, $.001 par value (“Common Stock”), and warrants to purchase 2,272,727 shares of Common Stock (“Warrants”). The aggregate gross proceeds of the Private Placement are expected to be $5.0 million before deducting the placement agents’ fee and other placement expenses.

Each Warrant will be exercisable for one share of the Company’s Common Stock and will have the same terms as the Company’s existing publicly traded warrants that are currently listed on The NASDAQ Capital Market under the symbol “APDNW”, with an exercise price of $3.50 and an expiration date of November 20, 2019. The combined price per share for the Common Stock and the Warrant will be $2.20. The Private Placement is expected to close on November 7, 2016 (the “Closing Date”), subject to customary closing conditions.

Pursuant to a Placement Agency Agreement with the Company, the placement agents for the Private Placement are Maxim Group LLC, as Lead Placement Agent, and Imperial Capital, LLC, as Co-Placement Agent, (collectively, “Placement Agents”) who will receive a cash fee of 7.0% of the gross proceeds of the Private Placement, and who also will be granted warrants to purchase that number of shares of Common Stock equal to 3.0% of the Shares sold in the Private Placement (“Placement Agent Warrants”). The Placement Agent Warrants are non-exercisable for 180 days from the Closing Date, have an exercise price equal to 115% of the offering price of the Shares and terminate on the five year anniversary of the Closing Date. In addition, the Company has agreed to reimburse the Placement Agents for out-of-pocket expenses actually incurred in an amount not to exceed $50,000, $15,000 of which will be paid to reimburse the Investors for legal and due diligence fees and expenses.

The Company intends to use the aggregate net proceeds from the Private Placement for general corporate purposes, including working capital, capital expenditures, business development and research and development.

Pursuant to a registration rights agreement between the Company and the Investors, the Company agreed to file a registration statement by December 7, 2016 and to use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) by January 6, 2017 (or by February 6, 2017 in the event of a “full review” by the SEC). In the event the registration statement fails to be filed or to be declared effective within the applicable time periods, the Company will be subject to monthly damages equal to 2% of the purchase price of the securities not covered by an effective registration statement. The Company plans to file a registration statement for the securities sold in the Private Placement on Form S-3 by December 7, 2016. Upon effectiveness of the registration statement, it is expected that the common stock and warrants issued in the Private Placement will be freely tradeable on The NASDAQ Capital Market under the symbols “APDN” and “APDNW”, respectively. Any offering of the securities pursuant to the resale registration statement will only be by means of a prospectus.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Under the Securities Purchase Agreement, the Company has agreed not to issue additional Common Stock or securities convertible into Common Stock for a period of one hundred twenty (120) days after the Effective Date, as defined in the Securities Purchase Agreement (the “Restricted Period”), except for, among other customary exclusions, issuances pursuant to the Company’s stock or option plan (provided that issuances to consultants will not exceed 50,000 shares in the aggregate during the Restricted Period). Further, the Company has agreed not to effect any issuance of Common Stock or securities convertible into Common Stock involving a Variable Rate Transaction, as defined in the Securities Purchase Agreement, while the Investor holds any Warrants. In addition, pursuant to the Securities Purchase Agreement, upon any Subsequent Financing, as defined in the Securities Purchase Agreement, during the period ending on the nine (9) month anniversary of the Effective Date, the Investors shall have the right to participate in up to an amount equal to 25% of the Subsequent Financing; provided that no Investor shall have such participation right to the extent that after giving effect to such participation, such Investor (together with such Investor’s affiliates, and any persons acting as a group together with such Investor or its affiliates) would beneficially own in excess of 9.99% of the Common Stock outstanding immediately after giving effect to the Subsequent Financing.

In connection with the Private Placement, the Company and each of its executive officers, directors and certain stockholders have entered into lock-up agreements with the Lead Placement Agent (the “Lock-Up Agreements”) and have agreed, subject to certain exceptions set forth in the Lock-Up Agreements, not to offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow, or otherwise dispose of any Common Stock of the Company, warrant to purchase Common Stock of the Company or other security convertible into, or exercisable or exchangeable for Common Stock, or equity securities, of the Company, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any relevant security or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a relevant security for 180 days from the date of the final prospectus filed with the SEC without the prior written consent of the Lead Placement Agent. Notwithstanding the foregoing, if (a) the Company issues an earnings release or other press release of material information, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (b) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings releases or other press release or the occurrence of the material event, unless the Lead Placement Agent waives that extension.

The Company’s issuance of the Shares and Warrants are exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D promulgated under the Act. The Investors represented that they are each either an “accredited investor” as that term is defined in Rule 501 of Regulation D or a “Qualified institutional buyer” as defined in Rule 144A under the Act.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the transaction documents which are filed as exhibits hereto.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. In addition, there can be no assurance that the Private Placement herein described will be completed as proposed. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

A copy of the press release issued by the Company on November 2, 2016 related to the Private Placement is furnished as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

  4.1 Form of Placement Agent Warrant.

10.1 Placement Agency Agreement between Maxim Group LLC, Imperial Capital, LLC and the Company dated November 2, 2016.

10.2 Securities Purchase Agreement dated November 2, 2016.

10.3 Registration Rights Agreement dated November 2, 2016.

10.4 Second Amendment to Warrant Agreement dated November 2, 2016.

99.1 Press Release of Applied DNA Sciences, Inc. dated November 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.

Date: November 2, 2016	By:	/s/ James A. Hayward
James A. Hayward
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Form of Placement Agent Warrant.
10.1	Placement Agency Agreement between Maxim Group LLC, Imperial Capital, LLC and the Company dated November 2, 2016.
10.2	Securities Purchase Agreement dated November 2, 2016.
10.3	Registration Rights Agreement dated November 2, 2016.
10.4	Second Amendment to Warrant Agreement dated November 2, 2016.
99.1	Press Release dated November 2, 2016

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